                                                                    EXHIBIT 99.3

                            JOINT FILING AGREEMENT

                                 May 17, 2012

     Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange
Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission
(and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

     IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: May 17, 2012                        BECKER DRAPKIN MANAGEMENT, L.P.

                                          By:    BC Advisors, LLC
                                          Its:   General Partner

                                          By:    /s/ Ashley Sekimoto
                                                 -------------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact

                                          BECKER DRAPKIN PARTNERS (QP), L.P.

                                          By:    Becker Drapkin Management, L.P.
                                          Its:   General Partner

                                          By:    BC Advisors, LLC
                                          Its:   General Partner

                                          By:    /s/ Ashley Sekimoto
                                                 -------------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact

                                          BECKER DRAPKIN PARTNERS, L.P.

                                          By:    Becker Drapkin Management, L.P.
                                          Its:   General Partner

                                          By:    BC Advisors, LLC
                                          Its:   General Partner

                                          By:    /s/ Ashley Sekimoto
                                                 -------------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact

                                          BC ADVISORS, LLC

                                          By:    /s/ Ashley Sekimoto
                                                 -------------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact

                                          STEVEN R. BECKER

                                          /s/ Ashley Sekimoto
                                          --------------------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact

                                          MATTHEW A. DRAPKIN

                                          /s/ Ashley Sekimoto
                                          --------------------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact